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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), OppFi’s Chief Executive Officer, Jared Kaplan, participated in an interview with Sramana Mitra released in five parts on the “One by One Million Blog” between March 2, 2021 and March 6, 2021. Below is a transcript of the interview and various social media posts by OppFi with respect to the blog posts, which are being filed herewith as soliciting material.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 1)

By Sramana Mitra

March 2, 2021

Consumer credit is getting destroyed at a furious pace. OppFi helps subprime borrowers access credit and heal their credit scores.

Sramana Mitra: Let’s introduce OppFi and yourself to our audience.

Jared Kaplan: Thank you so much for the opportunity to talk to you today. We have built a financial technology platform for what we call the everyday American. I’m not sure that people understand what that means today. I’ll go there in a quick second, but first, I’ll give you a quick rundown on how I got here.

I started my career at Goldman Sachs as an analyst in their Technology, Media & Telecom group. It was a fantastic experience working with the most impressive people in the world like John Waldron and Stephen Scherr who are now at the top senior ranks at the bank. Omer Ismail was in my analyst class.

I remember feeling bad about myself walking through those walls. I thought about how amazing these people were and how much I had to learn. It was a perfect training ground.

After that, I moved over to the private equity world. It was an interesting private equity firm in that we tried to start businesses from the ground up. We would form the investment thesis and do a bunch of outbound research to figure out where you could build the business. We would then hire a team to execute the vision.

I fell into financial services with a heavy insurance focus. It was an eye-opening experience for me because I had never dreamed about being in insurance. It was obvious that some of these older industries are ripe for disruption.

At Goldman, I was exposed to some of the trendiest companies in the world, but it was some of these stone-age companies that proved to have great value creation potential. All that culminated in co-founding the insurance technology business. We didn’t call it insurance tech at that time. It was the first insurance brokerage for freelance businesses.

We saw that when small businesses went to go buy insurance, they often pitched coverage that was not in line with their risk profile. That was because the system was unbalanced. You had the traditional brick-and-mortar brokers who are incentivized to ensure businesses hire premium products. They get a percentage of the premium.

If you can move the whole transaction online and make it seamless and give the freelancer options, you could write a bunch of businesses at a lower cost. You can also generate outstanding loss ratios for the insurance carriers.

That company was called Insurion. I ended up joining the company on the operating side, because I believed a lot in the vision. I learned about the best-in-class mobile acquisitions, the importance of delivering profitable businesses for balance sheets, the importance of proprietary technology, and providing customer service in a way that people want to do business with you.

This can run the gamut from a straight-through process to the human interaction process. I was loving it there. We had a lot of success. We went from a couple of employees to 300 employees in four years. It was the fastest-growing insurance brokerage in the property and casualty space.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 2)

By Sramana Mitra

March 3, 2021

Jared Kaplan: I was approached for a CEO job at OppFi. Those don’t come along every day, so I took a closer look. It had been started by a well-known family in Chicago called the Schwartz family. Ted Schwartz had built a successful call center business in the 90s called APAC Customer Services.

His son, Todd Schwartz, had founded OppFi and had this terrific vision. After the great recession, a tremendous amount of capital dried up from the middle American market, and customers with poor or near-prime credit scores, all of the sudden, had fewer options to finance their purchases.

The last resort market was expensive with products that were structured poorly. They couldn’t qualify for prime products. That is why we established OppFi. When he pitched the business, it made sense to me. The backdrop of OppFi is interesting because non-customers don’t understand what the everyday American goes through today.

We like to talk about the status of savings in this country. There are some interesting stats out there. 80% of Americans live from paycheck to paycheck. You have 60% of Americans who have less than $1,000 of savings in their bank account. 60 million Americans lack access to traditional mainstream financial products. They run into an issue and can’t qualify for mainstream credit. These markets of last resort are quite poor.

Our entire platform has been focused on providing fair credit access to those consumers. We do that in partnerships with banks. They originate the loans. We provide all the term keep and end-to-end servicing so that they could fulfill that product.

The product is structured in a way that should rebuild credit. We then work to bring them to mainstream financial products over time. We have grown rapidly over the five years that I’ve been a CEO.

We are quickly morphing it into what would be the digital financial business destination for the everyday American. We want to move beyond the credit product to be a more wholesome banking services platform where they can run about their daily life and get the services and the product they need to rebuild their financial health.

Sramana Mitra: Where you stand today, it sounds like a two-sided marketplace.

Jared Kaplan: Where it stands today, a bank is by far the best medium to originate credit products. Large banks can do this by themselves, but thousands of smaller banks just don’t have the internal knowledge to acquire customers online, to use alternative data, to understand who has the willingness and ability to pay, and to build proprietary technology to make all this work in real-time.

That is where we come into play. We partner with banks and provide this turnkey platform. It allows them to originate with the customer and do what they do best, which is the regulatory and compliance oversight. We can power their model. It creates the best go-to-market product out there.

Customers love us. That is one piece that we love to talk about. It doesn’t matter what I say; it matters what the customers say. We have some of the most fantastic customer service ratings that you have ever seen online. Don’t take my word for it. Go to the Better Business Bureau or Google.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 3)

By Sramana Mitra

March 4, 2021

Sramana Mitra: Is this a Software-as-a-Service that you sell to banks, or is it a two-sided marketplace that you plug banks into?

Jared Kaplan: We would describe it as a service provided to banks. A bank hires us and asks us to do all the acquisitions.

Sramana Mitra: So you acquire loan customers on behalf of banks?

Jared Kaplan: Yes, we acquire the customers. We provide all of the alternative data algorithms because these customers cannot be underwritten based upon traditional credit scores. Banks use that to adapt and approve customers for credit.

We provide them the technology platforms so that they can make decisions in real-time. We also provide them the customer service behind that. The bank is essentially outsourcing that whole process to us.

Sramana Mitra: To provide small business lending solutions?

Jared Kaplan: It’s not the small business; it’s the consumers. These are small unsecured personal loans to consumers.

Sramana Mitra: Consumer is a big word. What segment of consumers do you cater to?

Jared Kaplan: Based on the US census data, we cater to the median US consumer. These are the people that are making $50,000. They have a job and a bank account, but they have done something terrible to damage their credit.

If you were to judge them based on the traditional credit metrics, they would be deemed as having near-prime for non-prime credit. Therefore, they can’t get access through traditional means.

Sramana Mitra: What is the size of the population that fits this bill?

Jared Kaplan: Out of the 60 million Americans that don’t have access to traditional financial products, 30% are a good fit for this product. That would be around 20 million people.

Sramana Mitra: What are some examples of reasons why they have a bad credit history?

Jared Kaplan: Some of the reasons can be that they went through a divorce, lost a job, and got behind a mortgage payment. Maybe they were undisciplined when they were younger and didn’t pay bills. It’s a good person that has made a mistake.

By traditional measurement, you would say that this person would not be creditworthy. With all the interesting alternative data, we can see through the traditional metrics and figure out who is creditworthy, even though their traditional credit score would tell you otherwise.

Sramana Mitra: Very interesting. What are the signals that show that this person had changed their course and is now creditworthy? What are examples of data signals that you are picking up?

Jared Kaplan: It starts with how you fill up the application. Based upon how you fill up the application, we can determine the riskiness of the customer. You cannot make a decision on that though because that wouldn’t be appropriate from a fair credit decision perspective.

We look at everything from how often you are shopping for various products. We find out what you spend your money on. We look at your banking behavior and how often you go negative in your bank account and what your average balance looks like. We then confirm your income and consistency of income to determine whether you can afford the product.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 4)

By Sramana Mitra

March 5, 2021

Sramana Mitra: Does that mean that you integrate with their bank accounts or somehow see their bank statements to verify?

Jared Kaplan: We have a sophisticated bank verification process in most cases where customers send us their bank data. We take all that data and we do a lot of proprietary data analysis. All of those data points boil up into a proprietary underwriting score that the banks ultimately adopt.

Sramana Mitra: How do you find these kinds of people, and how do they find you?

Jared Kaplan: A quarter of the business is through, what I would call, pure organic marketing. That is SEO, email marketing, and customer referrals. About 60% of the business is through key strategic partnerships. That would include companies like Credit Karma and hundreds of others that serve the customers but don’t have a lending product to offer them.

We also receive turned-down business from prime lenders who see this customer but do not know how to underwrite them. The remaining 15% is through direct mail.

Sramana Mitra: How many banks are using this kind of solution?

Jared Kaplan: We work with three banks today.

Sramana Mitra: How many consumers do you have? You said the market size is 20 million individuals. What percentage of that have you penetrated?

Jared Kaplan: We have had a million consumers use the platform since 2012.

Sramana Mitra: What are you seeing in COVID?

Jared Kaplan: It’s been counterintuitive. Credit has been quite strong. The first thing that you think about in a severe recession is credit going the other way. The combination of the stimulus and additional savings has led to more creditworthy customers. The stimulus created more money in the bank account.

People are also saving money because they are locked up and they are not going out. If you also think about the primary uses for our product – car repair and medical – people are not driving their cars, so they are not breaking it and they are not going to the doctor because they are afraid. Our customers now have much higher balances in their bank account. This has created money to repay loans. At the same time, we have seen reduced demand for the product, because if you don’t need to borrow then you shouldn’t be borrowing. The growth has been slower but credit has been better.

Sramana Mitra: Is there anything else that is going in your business that is worth discussing?

Jared Kaplan: Many predecessors in this space without financial technology had not been able to generate a product where customers were raving about the fact that someone had met them at their time of need. This is why I took the job. When they were pitching for a loan, I went and sat there and I was listening to the calls. The first woman that called was thanking us for the loan we gave her because her daughter’s tuition had increased and she couldn’t pay for it. She had been laughed out at her bank when she went to get a loan. She found us online and through the process, she was able to get credit. She was very grateful.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 5)

By Sramana Mitra

March 6, 2021

Jared Kaplan: The power of the model is that it enables the customers to tell the story. We have done a tremendous job in providing access. We know that because we try to give the business away when someone applies. It’s a time and a process. Let’s say they go to Google and they type, “Car broke down. Need cash.”

They fill up the application for five minutes. Before we send that data to the banks, we send the data to 15 prime lenders to see if anyone wants the business upfront. 92% of the time, no one returns an offer.

It is that process where you go and do a diligent search on the customer’s behalf and only when you can’t find a better option there that you look to underwrite them through the banks into this higher-cost product. It’s changed the way that people have viewed the industry because it is the best way to get someone to get the best product.

Sramana Mitra: Are you familiar with the company called RentMoola?

Jared Kaplan: No, I am not.

Sramana Mitra: I did a story recently with them. If you go to our blog you will see their case study. It is also a Thought Leaders on Financial Technology interview series. They provide FinTech for the real estate industry for landlords and large apartment complexes.

I was talking to the CEO that there is a tremendous eviction crisis coming on. It is already ensuing actually. This is going to screw up people’s credit histories. I wonder if there is a partnership for you to create with a company like RentMoola so that you can help people get back on their feet after COVID.

Jared Kaplan: We were approached by a similar proposition. You are on to something. That is a huge opportunity. It’s got bigger macro trends as well because the traditional credit score system is in some ways inflated now. There are a lot of people who rely on the traditional credit score that don’t trust them as much as they used to.

That will be a problem and may make some other lending platforms a bit more risk-sensitive. There will be events that hurt people’s credit but determine what their profile should be. There will be other maturations of that where we can be helpful because of the way we think through what riskiness looks like.

Sramana Mitra: There are whole industry sectors that have gotten demolished in COVID. Some of these are the airline industry, retail, restaurants, and hospitality. These people are going to start climbing back from that hole and there is something that can do there.

Thank you for your time.

###

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on March 17, 2021:

LinkedIn: I spoke with @ Sramana Mitra to discuss OppFi’s journey towards becoming the digital financial platform destination for the everyday consumer. #FinancialInclusion

https://www.sramanamitra.com/2021/03/02/thought-leaders-in-financial-technology-opploans-ceo-jared-kaplan-part-1/

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://www.sec.gov/Archives/edgar/data/1818502/000110465921017063/tm216066d1_ex99-1.htm

The following communication will be shared Jared Kaplan, CEO of OppFi, through his Twitter account on March 17, 2021:

Twitter: I spoke w/ @sramana from @1Mby1M about our goal of providing expanded #CreditAccess to millions of consumers. http://oppl.co/3bQsAjK

Important Info regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/3vcabFp

The following communication was shared by OppLoans on its LinkedIn page on March 17, 2021:

LinkedIn: Our CEO @ Jared Kaplan spoke with @ Sramana Mitra about our mission to help everyday consumers build a better financial path. #FinancialInclusion

https://www.sramanamitra.com/2021/03/02/thought-leaders-in-financial-technology-opploans-ceo-jared-kaplan-part-1/

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://www.sec.gov/Archives/edgar/data/1818502/000110465921017063/tm216066d1_ex99-1.htm

The following communication was shared by OppFi on its LinkedIn page on March 17, 2021:

LinkedIn: A great in-depth piece with our CEO @ Jared Kaplan. He discusses the OppFi business, our journey, and our vision for bettering the financial future of the everyday consumer.

https://www.sramanamitra.com/2021/03/02/thought-leaders-in-financial-technology-opploans-ceo-jared-kaplan-part-1/

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://www.sec.gov/Archives/edgar/data/1818502/000110465921017063/tm216066d1_ex99-1.htm

The text of the blog posts linked in the social media posts is follows:

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 1)

By Sramana Mitra

March 2, 2021

Consumer credit is getting destroyed at a furious pace. OppFi helps subprime borrowers access credit and heal their credit scores.

Sramana Mitra: Let’s introduce OppFi and yourself to our audience.

Jared Kaplan: Thank you so much for the opportunity to talk to you today. We have built a financial technology platform for what we call the everyday American. I’m not sure that people understand what that means today. I’ll go there in a quick second, but first, I’ll give you a quick rundown on how I got here.

I started my career at Goldman Sachs as an analyst in their Technology, Media & Telecom group. It was a fantastic experience working with the most impressive people in the world like John Waldron and Stephen Scherr who are now at the top senior ranks at the bank. Omer Ismail was in my analyst class.

I remember feeling bad about myself walking through those walls. I thought about how amazing these people were and how much I had to learn. It was a perfect training ground.

After that, I moved over to the private equity world. It was an interesting private equity firm in that we tried to start businesses from the ground up. We would form the investment thesis and do a bunch of outbound research to figure out where you could build the business. We would then hire a team to execute the vision.

I fell into financial services with a heavy insurance focus. It was an eye-opening experience for me because I had never dreamed about being in insurance. It was obvious that some of these older industries are ripe for disruption.

At Goldman, I was exposed to some of the trendiest companies in the world, but it was some of these stone-age companies that proved to have great value creation potential. All that culminated in co-founding the insurance technology business. We didn’t call it insurance tech at that time. It was the first insurance brokerage for freelance businesses.

We saw that when small businesses went to go buy insurance, they often pitched coverage that was not in line with their risk profile. That was because the system was unbalanced. You had the traditional brick-and-mortar brokers who are incentivized to ensure businesses hire premium products. They get a percentage of the premium.

If you can move the whole transaction online and make it seamless and give the freelancer options, you could write a bunch of businesses at a lower cost. You can also generate outstanding loss ratios for the insurance carriers.

That company was called Insurion. I ended up joining the company on the operating side, because I believed a lot in the vision. I learned about the best-in-class mobile acquisitions, the importance of delivering profitable businesses for balance sheets, the importance of proprietary technology, and providing customer service in a way that people want to do business with you.

This can run the gamut from a straight-through process to the human interaction process. I was loving it there. We had a lot of success. We went from a couple of employees to 300 employees in four years. It was the fastest-growing insurance brokerage in the property and casualty space.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 2)

By Sramana Mitra

March 3, 2021

Jared Kaplan: I was approached for a CEO job at OppFi. Those don’t come along every day, so I took a closer look. It had been started by a well-known family in Chicago called the Schwartz family. Ted Schwartz had built a successful call center business in the 90s called APAC Customer Services.

His son, Todd Schwartz, had founded OppFi and had this terrific vision. After the great recession, a tremendous amount of capital dried up from the middle American market, and customers with poor or near-prime credit scores, all of the sudden, had fewer options to finance their purchases.

The last resort market was expensive with products that were structured poorly. They couldn’t qualify for prime products. That is why we established OppFi. When he pitched the business, it made sense to me. The backdrop of OppFi is interesting because non-customers don’t understand what the everyday American goes through today.

We like to talk about the status of savings in this country. There are some interesting stats out there. 80% of Americans live from paycheck to paycheck. You have 60% of Americans who have less than $1,000 of savings in their bank account. 60 million Americans lack access to traditional mainstream financial products. They run into an issue and can’t qualify for mainstream credit. These markets of last resort are quite poor.

Our entire platform has been focused on providing fair credit access to those consumers. We do that in partnerships with banks. They originate the loans. We provide all the term keep and end-to-end servicing so that they could fulfill that product.

The product is structured in a way that should rebuild credit. We then work to bring them to mainstream financial products over time. We have grown rapidly over the five years that I’ve been a CEO.

We are quickly morphing it into what would be the digital financial business destination for the everyday American. We want to move beyond the credit product to be a more wholesome banking services platform where they can run about their daily life and get the services and the product they need to rebuild their financial health.

Sramana Mitra: Where you stand today, it sounds like a two-sided marketplace.

Jared Kaplan: Where it stands today, a bank is by far the best medium to originate credit products. Large banks can do this by themselves, but thousands of smaller banks just don’t have the internal knowledge to acquire customers online, to use alternative data, to understand who has the willingness and ability to pay, and to build proprietary technology to make all this work in real-time.

That is where we come into play. We partner with banks and provide this turnkey platform. It allows them to originate with the customer and do what they do best, which is the regulatory and compliance oversight. We can power their model. It creates the best go-to-market product out there.

Customers love us. That is one piece that we love to talk about. It doesn’t matter what I say; it matters what the customers say. We have some of the most fantastic customer service ratings that you have ever seen online. Don’t take my word for it. Go to the Better Business Bureau or Google.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 3)

By Sramana Mitra

March 4, 2021

Sramana Mitra: Is this a Software-as-a-Service that you sell to banks, or is it a two-sided marketplace that you plug banks into?

Jared Kaplan: We would describe it as a service provided to banks. A bank hires us and asks us to do all the acquisitions.

Sramana Mitra: So you acquire loan customers on behalf of banks?

Jared Kaplan: Yes, we acquire the customers. We provide all of the alternative data algorithms because these customers cannot be underwritten based upon traditional credit scores. Banks use that to adapt and approve customers for credit.

We provide them the technology platforms so that they can make decisions in real-time. We also provide them the customer service behind that. The bank is essentially outsourcing that whole process to us.

Sramana Mitra: To provide small business lending solutions?

Jared Kaplan: It’s not the small business; it’s the consumers. These are small unsecured personal loans to consumers.

Sramana Mitra: Consumer is a big word. What segment of consumers do you cater to?

Jared Kaplan: Based on the US census data, we cater to the median US consumer. These are the people that are making $50,000. They have a job and a bank account, but they have done something terrible to damage their credit.

If you were to judge them based on the traditional credit metrics, they would be deemed as having near-prime for non-prime credit. Therefore, they can’t get access through traditional means.

Sramana Mitra: What is the size of the population that fits this bill?

Jared Kaplan: Out of the 60 million Americans that don’t have access to traditional financial products, 30% are a good fit for this product. That would be around 20 million people.

Sramana Mitra: What are some examples of reasons why they have a bad credit history?

Jared Kaplan: Some of the reasons can be that they went through a divorce, lost a job, and got behind a mortgage payment. Maybe they were undisciplined when they were younger and didn’t pay bills. It’s a good person that has made a mistake.

By traditional measurement, you would say that this person would not be creditworthy. With all the interesting alternative data, we can see through the traditional metrics and figure out who is creditworthy, even though their traditional credit score would tell you otherwise.

Sramana Mitra: Very interesting. What are the signals that show that this person had changed their course and is now creditworthy? What are examples of data signals that you are picking up?

Jared Kaplan: It starts with how you fill up the application. Based upon how you fill up the application, we can determine the riskiness of the customer. You cannot make a decision on that though because that wouldn’t be appropriate from a fair credit decision perspective.

We look at everything from how often you are shopping for various products. We find out what you spend your money on. We look at your banking behavior and how often you go negative in your bank account and what your average balance looks like. We then confirm your income and consistency of income to determine whether you can afford the product.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 4)

By Sramana Mitra

March 5, 2021

Sramana Mitra: Does that mean that you integrate with their bank accounts or somehow see their bank statements to verify?

Jared Kaplan: We have a sophisticated bank verification process in most cases where customers send us their bank data. We take all that data and we do a lot of proprietary data analysis. All of those data points boil up into a proprietary underwriting score that the banks ultimately adopt.

Sramana Mitra: How do you find these kinds of people, and how do they find you?

Jared Kaplan: A quarter of the business is through, what I would call, pure organic marketing. That is SEO, email marketing, and customer referrals. About 60% of the business is through key strategic partnerships. That would include companies like Credit Karma and hundreds of others that serve the customers but don’t have a lending product to offer them.

We also receive turned-down business from prime lenders who see this customer but do not know how to underwrite them. The remaining 15% is through direct mail.

Sramana Mitra: How many banks are using this kind of solution?

Jared Kaplan: We work with three banks today.

Sramana Mitra: How many consumers do you have? You said the market size is 20 million individuals. What percentage of that have you penetrated?

Jared Kaplan: We have had a million consumers use the platform since 2012.

Sramana Mitra: What are you seeing in COVID?

Jared Kaplan: It’s been counterintuitive. Credit has been quite strong. The first thing that you think about in a severe recession is credit going the other way. The combination of the stimulus and additional savings has led to more creditworthy customers. The stimulus created more money in the bank account.

People are also saving money because they are locked up and they are not going out. If you also think about the primary uses for our product – car repair and medical – people are not driving their cars, so they are not breaking it and they are not going to the doctor because they are afraid. Our customers now have much higher balances in their bank account. This has created money to repay loans. At the same time, we have seen reduced demand for the product, because if you don’t need to borrow then you shouldn’t be borrowing. The growth has been slower but credit has been better.

Sramana Mitra: Is there anything else that is going in your business that is worth discussing?

Jared Kaplan: Many predecessors in this space without financial technology had not been able to generate a product where customers were raving about the fact that someone had met them at their time of need. This is why I took the job. When they were pitching for a loan, I went and sat there and I was listening to the calls. The first woman that called was thanking us for the loan we gave her because her daughter’s tuition had increased and she couldn’t pay for it. She had been laughed out at her bank when she went to get a loan. She found us online and through the process, she was able to get credit. She was very grateful.

Thought Leaders in Financial Technology: OppFi CEO Jared Kaplan (Part 5)

By Sramana Mitra

March 6, 2021

Jared Kaplan: The power of the model is that it enables the customers to tell the story. We have done a tremendous job in providing access. We know that because we try to give the business away when someone applies. It’s a time and a process. Let’s say they go to Google and they type, “Car broke down. Need cash.”

They fill up the application for five minutes. Before we send that data to the banks, we send the data to 15 prime lenders to see if anyone wants the business upfront. 92% of the time, no one returns an offer.

It is that process where you go and do a diligent search on the customer’s behalf and only when you can’t find a better option there that you look to underwrite them through the banks into this higher-cost product. It’s changed the way that people have viewed the industry because it is the best way to get someone to get the best product.

Sramana Mitra: Are you familiar with the company called RentMoola?

Jared Kaplan: No, I am not.

Sramana Mitra: I did a story recently with them. If you go to our blog you will see their case study. It is also a Thought Leaders on Financial Technology interview series. They provide FinTech for the real estate industry for landlords and large apartment complexes.

I was talking to the CEO that there is a tremendous eviction crisis coming on. It is already ensuing actually. This is going to screw up people’s credit histories. I wonder if there is a partnership for you to create with a company like RentMoola so that you can help people get back on their feet after COVID.

Jared Kaplan: We were approached by a similar proposition. You are on to something. That is a huge opportunity. It’s got bigger macro trends as well because the traditional credit score system is in some ways inflated now. There are a lot of people who rely on the traditional credit score that don’t trust them as much as they used to.

That will be a problem and may make some other lending platforms a bit more risk-sensitive. There will be events that hurt people’s credit but determine what their profile should be. There will be other maturations of that where we can be helpful because of the way we think through what riskiness looks like.

Sramana Mitra: There are whole industry sectors that have gotten demolished in COVID. Some of these are the airline industry, retail, restaurants, and hospitality. These people are going to start climbing back from that hole and there is something that can do there.

Thank you for your time.

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Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company intends to file a preliminary proxy statement and a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement on Form S-1, which was filed by the Company with the SEC on August 26, 2020 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement for the proposed business combination when available.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and OppFi’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and OppFi’s expectations with respect to future performance, performance, growth, and OppFi’s market, OppFi’s new products and their performance, the anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement that the Company entered into with OppFi, OppFi Shares, LLC, a Delaware limited liability company, and Todd Schwartz, in his capacity as the Members’ Representative (the “Business Combination Agreement”); (2) the outcome of any legal proceedings that may be instituted against the Company and OppFi following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Business Combination Agreement, including with respect to the levels of the Company stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or the Company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company and OppFi caution that the foregoing list of factors is not exclusive. The Company and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.